SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 19, 2003

(Date of earliest event reported)

Certified Services, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-31527	88-0444079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5101 N.W. 21st Avenue, Suite 350, Fort Lauderdale, Florida 33309

(Address of principal executive offices)         (Zip Code)

Registrant’s telephone number, including area code: (954) 677-0202

ITEM 7.    Financial Statements and Exhibits.

Exhibit 99.1.  November 18, 2003 press release announcing results of operations and condition for the third quarter ended September 30, 2003.

ITEM 12.    Results of Operation and Financial Condition.

On November 18, 2003, Certified Services, Inc. (the “Registrant”) issued a press release announcing the Company’s results of operations for the third quarter ended September 30, 2003. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

.

Dated:  November 19, 2003

CERTIFIED SERVICES, INC.
By:	/s/ Danny L. Pixler

Danny L. Pixler Chief Executive Officer